    NUMBER                                                          SHARES
                                 [CREE LOGO]
CR
                 INCORPORATED UNDER THE LAWS OF THE STATE OF    SEE REVERSE FOR
                                NORTH CAROLINA                      CERTAIN
                                                                  DEFINITIONS
COMMON STOCK                                                   CUSIP 225447 10 1


THIS CERTIFIES THAT







is the registered holder of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                   CREE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

   /s/ Adam H. Broome         [CREE CORPORATE SEAL]    /s/ Charles M. Swoboda
   Secretary                                           President

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY

(NEW YORK, NEW YORK)
TRANSFER AGENT AND REGISTRAR

--------------------------- AUTHORIZED SIGNATURE

                                   CREE, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES AND SERIES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH ANY SHAREHOLDER UPON REQUEST, IN WRITING AND WITHOUT CHARGE, A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF CAPITAL STOCK OF THE CORPORATION AND OF THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -     as tenants in common       UNIF GIFT MIN ACT -   Custodian
TEN ENT -     as tenants by the                          (Cust)       (Minor)
              entities                                   under Uniform Gifts to
JT TEN  -     as joint tenants with                      Minors Act
              right of survivorship
              and not as tenants in                      (State)
              common

         Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                            hereby sell, assign and

transfer unto

PLEASE INSERT SOCIAL SECURITIES OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


-------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)



------------------------------------------- shares of
the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint



------------------------------------------- Attorney
to transfer the said stock on the books of the Corporation with full power of substitution in the premises.

Dated
                                         X-----------------------
                                         X-----------------------
                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

                Signature(s) Guaranteed:  -----------------------
                                         THE SIGNATURE(S) MUST BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         SUCH AS A SECURITIES BROKER/DEALER,
                                         COMMERCIAL BANK, TRUST COMPANY,
                                         SAVINGS ASSOCIATION OR A CREDIT UNION
                                         PARTICIPATING IN A MEDALLION PROGRAM
                                         PURSUANT TO RULE 17Ad-15 OF THE
                                         SECURITIES EXCHANGE ACT OF 1934, AS
                                         AMENDED

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR
        DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A
            CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.